T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Supplement to prospectus dated July 1, 2003

Effective March 1, 2004, footnote (b) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

bEffective March 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2006, to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 1.25%; however, no reimbursement will be made after June 30, 2008, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The date of this supplement is March 1, 2004

C119-041 3/1/04